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SUPPLEMENT DATED OCTOBER 30, 2002 TO PROSPECTUS DATED MAY 1, 2002
PennFreedom
Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments


PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
Philadelphia, Pennsylvania 19172 Telephone (800) 523-0650


The Penn Mutual Life Insurance Company is pleased to announce that it will offer two new death benefit options to customers who purchase the PennFreedom variable annuity contract on or after October 30, 2002. The availability of these new features has necessitated changes to the Prospectus, which describe, among other things, how the death benefit options work and how much they cost. Those changes are described below.

Also effective October 30, 2002, the Optional Enhanced Guaranteed Minimum Death Benefit - Step-Up Rider and the Optional Enhanced Guaranteed Minimum Death Benefit - Rising Floor Rider will no longer be available. Any information about these two riders in the Prospectus should be disregarded.

Please make note of the following changes to the Prospectus:

1. In the "Expenses" section of the Prospectus on page 6, insert the following immediately after the line item that reads "Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)":

Optional Death Benefit
Enhancement Riders(h)                Monthly Charge Per $1,000 of Benefit

                                         Minimum           Maximum
                                         -------           -------
                                          $0.208           $17.292

(h) A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis among the Subaccounts of the Variable Account. The charge shown in the table may not be representative of the charge a particular Contract Owner might pay. (See What Charges Do I Pay? in this Prospectus)

2. Replace the paragraph at the end of the "Examples of Fees and Expenses" section of the Prospectus on page 11, with the following:

The foregoing are based on Fund expenses for the fiscal year ended December 31, 2001 and are examples only. Your expenses may be more or less than what is shown. The third and fourth examples reflect a charge for certain death benefit riders that will not be available for Contracts purchased on and after October 30, 2002 and, therefore, will not be imposed on such Contracts. The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

3. In the section of the Prospectus entitled "What Are the Death Benefits Under My Contract?," which begins on page 17, insert the following on page 19 immediately before the caption "Choosing a Lump Sum or Annuity":


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         Optional Death Benefit Enhancement Riders. If the Annuitant is age 75
or less, you may purchase a death benefit enhancement rider as part of your Contract at the time we issue the Contract. If you purchase a death benefit enhancement rider, we will pay your beneficiary(ies), upon the Annuitant's death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. An Optional Death Benefit Enhancement Rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

         We offer two different Optional Death Benefit Enhancement Riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. The Death Benefit Enhancement from either of these riders is limited to $1 million.

         Rising Floor Plus Death Benefit Enhancement Rider. If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the Contract Date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Variable Account less any withdrawals from the Variable Account.

         On the first day of the calendar month following the Contract Date, the Minimum Death Benefit Amount equals purchase payments paid into the Variable Account minus withdrawals taken from the Variable Account.

         On the first day of subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

         (a) is the Minimum Death Benefit Amount as of the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80; and

         (b) is purchase payments paid into the Variable Account during the prior calendar month; and

         (c) is an adjustment for withdrawals taken from the Variable Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

         Step-Up Plus Death Benefit Enhancement Rider. If you purchase this rider, the Death Benefit Enhancement is determined on the first day of the calendar month following each Contract Anniversary until the Annuitant reaches age 80 and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Variable Account less any withdrawals from the Variable Account.

         On the first day of the calendar month following the first Contract Anniversary, the Minimum Death Benefit Amount is equal to the Variable Account Value on the first Contract Anniversary.

         On the first day of the calendar month following the second and subsequent Contract Anniversaries, the Minimum Death Benefit Amount is equal to the greater of:

         (1) the Minimum Death Benefit Amount as of the first day of the prior calendar month adjusted for any purchase payments to or withdrawals from the Variable Account in the prior calendar month; or

         (2) the Variable Account Value on the current Contract Anniversary.

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         We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Variable Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Variable Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Variable Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

         Treatment of Transfers. Transfers into the Variable Account will be treated as purchase payments allocated to the Variable Account. Similarly, transfers out of the Variable Account will be treated as withdrawals from the Variable Account. An Optional Death Benefit Enhancement Rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

         Charge. We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior Contract Anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the Contract Anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

         For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this Prospectus.

4. In the section of the Prospectus entitled "What Charges Do I Pay?," which begins on page 21, insert the following on page 23 immediately before the caption "Premium Taxes":

         Death Benefit Enhancement Riders (Optional). We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a contract year and deducted on the Contract Anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

         The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior Contract Anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

         We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

                  Attained Age          Monthly Charge per $1,000 of Benefit
                  ------------          ------------------------------------
                  Less than 40                          $0.208
                      40-44                              0.208
                      45-49                              0.333
                      50-54                              0.458
                      55-59                              0.708
                      60-64                              1.083
                      65-69                              1.667
                      70-74                              2.708
                      75-79                              4.250
                      80-84                              7.083
                      85-89                             11.000
                      90-94                             17.292


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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